Exhibit 10.3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Agreement"), dated as of July 1, 2013, among Superior Uniform Group, Inc., a Florida corporation (the "Borrower"), the Subsidiaries of the Borrower signatory hereto and each other Subsidiary of the Borrower hereafter a party hereto (Borrower, each Subsidiary of the Borrower a party hereto and each other Subsidiary hereafter becoming a party hereto shall be collectively known as the “Grantors”, and individually as a “Grantor”), in favor of Fifth Third Bank, an Ohio banking corporation (the “Lender”) and is entered into pursuant to the terms of that certain Second Amended and Restated Credit Agreement (as the same may be amended, supplemented, replaced, restated or otherwise modified from time to time, the “Credit Agreement”) dated as of the date hereof, among Lender, Borrower the Subsidiaries of the Borrower signatory thereto and each other Subsidiary of the Borrower hereafter a party thereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, Lender has agreed to establish a revolving credit facility and to extend a term loan to the Borrower; and

WHEREAS, it is a condition precedent to the obligations of the Lender under the Credit Agreement that the Grantors enter into this Agreement to secure all obligations of the Borrower under the Credit Agreement, to secure the obligations of each Subsidiary of the Borrower a party to the Credit Agreement under the Subsidiary Guaranty Agreement and all other Loan Documents to which each Grantor is a party, to secure all other Obligations owed by any Loan Party to Lender or Affiliate of Lender, and the Grantors desire to satisfy such condition precedent.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. Capitalized and initially capitalized terms defined in the Credit Agreement and not otherwise defined herein, when used in this Agreement shall have the respective meanings provided for in the Credit Agreement. The following additional terms, when used in this Agreement, shall have the following meanings:

“Account Debtor” shall mean any person or entity that is obligated under an Account.

“Accounts” shall mean all “accounts” (as defined in the UCC) now owned or hereafter acquired by any Grantor or in which any Grantor has or acquires any rights, and, in any event, shall mean and include, without limitation, (a) all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to any Grantor arising from the sale or lease of goods or other property by any Grantor or the performance of services by any Grantor (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the UCC in effect in any jurisdiction), (b) all of each Grantor’s rights in, to and under all purchase and sales orders for goods, services or other property, and all of each Grantor’s rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers’ rights of rescission, replevin, reclamation and rights to stoppage in transit), (c) all monies due to or to become due to any Grantor under all contracts for the sale, lease or exchange of goods or other property or the performance of services by any Grantor (whether or not yet earned by performance on the part of such Grantor), and (d) all collateral security and guarantees of any kind given to any Grantor with respect to any of the foregoing.

"Collateral" shall mean, collectively, all of the following:

(i)	all Accounts;

(ii)	all Inventory;

(iii)	all Subsidiary Capital Stock;

(iv)	all Supporting Obligations and Letter-of-Credit Rights which guaranty, support or secure any Accounts;

(v)

Deposit Accounts and all monies, balances, credits, deposits, collections therein, as well as drafts, bills, notes, securities, and other property of every kind and nature (whether tangible or intangible) now owned or hereafter acquired by any Grantor and at any time in the actual or constructive possession of (or in transit to) Lender, or its correspondents or agents in any capacity and for any purpose;

(vi)	all books and records pertaining to any of the Collateral (including, without limitation, credit files, software, computer programs, printouts and other computer materials and records); and

(vii)	All products and Proceeds of all or any of the Collateral described in clauses (i) through (vi) hereof, including without limitation.

Notwithstanding anything to the contrary contained in clauses (i) through (vii) above, the security interest created by this Agreement shall not extend to, and the term "Collateral" shall not include, (A) any right, title or interest in any contract now or hereafter owned by any Grantor that validly prohibits the creation by such Grantor of a security interest or Lien thereon or which would be breached or give any party the right to terminate it as a result of creation of such security interest or Lien, or (B) any right, title or interest in any contract now or hereafter owned by any Grantor to the extent that any Requirement of Law applicable thereto prohibits the creation of a security interest or Lien thereon, but only, in each case, to the extent, and for so long as, such prohibition or requirement for consent is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other Requirement of Law (collectively, “Excluded Property”); provided, however, that if any Excluded Property would have otherwise constituted Collateral, when such property shall cease to be Excluded Property, such property shall be deemed at all times from and after the date hereof to constitute Collateral.

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Deposit Accounts” shall mean all “deposit accounts” (as defined in the UCC) now owned or hereafter acquired by any Grantor or in which any Grantor has or acquires any rights, or other receipts, of any Grantor covering, evidencing or representing rights or interest in such deposit accounts.

“Event of Default” shall have the meaning set forth for such term in Section 7 hereof.

“Excluded Swap Obligation” shall mean, with respect to any guarantor of a Swap Obligation, including the grant of a security interest to secure the guaranty of such Swap Obligation, any Swap Obligation if, and to the extent that, such Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty or grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Swap Obligation or security interest is or becomes illegal.

“Inventory” shall mean all “inventory” (as defined in the UCC) now owned or hereafter acquired by any Grantor or in which any Grantor has or acquires any rights and, in any event, shall include all goods owned or held for sale or lease to any other Persons.

“Proceeds” shall mean all “proceeds” (as defined in the UCC) of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, the Collateral, and, in any event, shall mean and include all claims against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of any Collateral, and any condemnation or requisition payments with respect to any Collateral and the following types of property acquired with cash proceeds: Accounts, Inventory, general intangibles (as defined in the UCC), documents (as defined in the UCC), instruments (as defined in the UCC) and equipment (as defined in the UCC).

“Secured Obligations” shall mean (i) all Obligations of the Borrower, (ii) all Guaranteed Obligations (as such term is defined in the Subsidiary Guaranty Agreement) of each other Grantor and all other Loan Documents to which such other Grantor is a party to (whether for principal, interest, fees, expenses, indemnity or reimbursement payments, or otherwise), (iii) all renewals, extensions, refinancings and modifications thereof, and (iv) all reasonable costs and expenses incurred by Lender in connection with the exercise of its rights and remedies hereunder (including reasonable attorneys’ fees), but shall specifically exclude Excluded Swap Obligations..

“Security Interests” shall mean the security interests granted to Lender pursuant to Section 3, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

“Subsidiary Capital Stock” shall mean the “investment property” (as defined in the UCC), “securities” (as defined in the UCC) and/or “general intangibles” (as defined in the UCC) now owned or hereafter acquired by any Grantor or in which any Grantor has or acquires any rights consisting of all of the issued and outstanding Capital Stock of any direct or indirect Domestic Subsidiary of Borrower or any other Grantor and Capital Stock of any direct or indirect Foreign Subsidiary of Borrower or any other Grantor but only to the extent of 60% of said Capital Stock in a Foreign Subsidiary, and, in any event, shall include all “general intangibles,” “certificated securities”, “uncertificated securities”, “security entitlements”, and “securities accounts” evidencing or relating thereto, which Subsidiary Capital Stock existing as of the date of this Agreement is described on Schedule IV

“Supporting Obligations” means all “supporting obligations” (as defined in the UCC), including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

“Swap Obligation” shall mean any Rate Management Obligation that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act, as amended from time to time.

“UCC” shall mean the Uniform Commercial Code as in effect, from time to time, in the State of Florida; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Florida, “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

“United States” or “U.S.” shall mean the United States of America, any of the fifty states thereof, and the District of Columbia.

SECTION 2. Representations and Warranties. Each Grantor represents and warrants to Lender, as follows:

(a)     Such Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder and has good and marketable title to all of its Collateral, free and clear of any Liens other than Liens expressly permitted under Section 7.02 of the Credit Agreement.

(b)     Other than financing statements, security agreements, or other similar or equivalent documents or instruments with respect to Liens expressly permitted under Section 7.02 of the Credit Agreement, no financing statement, mortgage, security agreement or similar or equivalent document or instrument evidencing a Lien on all or any part of the Collateral is on file or of record in any jurisdiction. None of the Collateral is in the possession of a Person (other than any Grantor) asserting any claim thereto or security interest therein, except that Lender or its designee may have possession of Collateral as contemplated hereby.

(c)     When the UCC financing statements in appropriate form are filed in the offices specified on Schedule I attached hereto, the Security Interests shall constitute valid and perfected security interests in the Collateral, prior to all other Liens and rights of others therein except for the Liens expressly permitted under Section 7.02 of the Credit Agreement, to the extent that a security interest therein may be perfected by filing pursuant to the UCC, assuming the proper filing and indexing thereof.

(d)     All Inventory is insured in accordance with the requirements of the Credit Agreement.

(e)     None of the Collateral constitutes, or is the Proceeds of, “farm products” (as defined in the UCC).

(f)     Schedule II correctly sets forth each Grantor’s state of organization, taxpayer identification number, organizational identification number and correct legal name indicated on the public record of such Grantor’s jurisdiction of organization which shows such Grantor to be organized.

(g)     The Perfection Certificates for each Grantor, which are attached hereto as composite Schedule III, correctly set forth (i) all names and tradenames that each Grantor has used within the last five (5) years and the names of all Persons that have merged into or been acquired by each Grantor, (ii) the chief executive offices of each Grantor over the last five (5) years, (iii) all other locations in which tangible assets of each Grantor have been located in the last five (5) years, (iv) the name of each bank at which each Grantor maintains Deposit Accounts, the state or other jurisdiction of location of each such bank, and the account numbers for each Deposit Account, (v) all letters of credit under which each Grantor is a beneficiary, (vi) all third parties with possession of any Inventory of each Grantor and (vii) each Grantor’s mailing address.

(h)     With respect to the Accounts of the Grantors: (i) to the extent an Account arises out of goods sold and/or services furnished, (A) the goods sold and/or services furnished giving rise to each Account, to the extent applicable, are not subject to any security interest or Lien except the security interest granted to Lender herein and Liens expressly permitted by Section 7.02 of the Credit Agreement, (B) such Account arises out of a bona fide transaction for goods sold and delivered (or in the process of being delivered) by a Grantor or for services actually rendered by a Grantor; (ii) each Account and the papers and documents of the applicable Grantor relating thereto are genuine and in all material respects what they purport to be; (iii) the amount of each Account as shown on the applicable Grantor’s books and records, and on all invoices and statements which may be delivered to Lender with respect thereto, is due and payable to the applicable Grantor and is not in any way contingent (except for contingent Accounts relating to the sale, lease or other disposition of all or substantially all of the assets of a line of business or division of a Grantor); (iv) no Account is subject to set-offs, counterclaims or disputes existing or asserted with respect to any Account that in the aggregate could reasonably be expected to have a Material Adverse Effect, and no Grantor has made any agreement with any Account Debtor for any deduction from any Account except for deductions made in the ordinary course of its business; (v) to Grantor’s knowledge, there has been no development or event in respect of the validity or enforcement of any Account or Accounts or the amount payable thereunder as shown on the applicable Grantor’s books and records and all invoices and statements delivered to Lender with respect thereto, which individually or in the aggregate has had or could be reasonably expected to have a Material Adverse Effect; and (vi) the right to receive payment under each Account is assignable except where the Account Debtor with respect to such Account is the United States government or any State government or any agency, department or instrumentality thereof, to the extent the assignment of any such right to payment is prohibited or limited by applicable law, regulations, administrative guidelines or contract.

(i)     With respect to any Inventory, (i) such Inventory is located at one of the Grantor’s locations set forth on the Perfection Certificate (other than Inventory in transit or in foreign locations, in each instance which is insured as required pursuant to the terms of Section 4(d) hereof), (ii) no Inventory is now, or shall at any time or times hereafter be stored at any other location without Lender’s prior consent, and if Lender gives such consent, such Grantor will concurrently therewith obtain, to the extent required by the Credit Agreement, Collateral Access Agreements, (iii) such Grantor has good title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to Lender and except for Permitted Encumbrances, (iv) such Inventory is not subject to any material licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition, and (v) the completion of manufacture, sale or other disposition of such Inventory by Lender following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which such Grantor is a party or to which such property is subject.

SECTION 3. The Security Interests. In order to secure the full and punctual payment and performance of the Secured Obligations in accordance with the terms of the Credit Agreement, each Grantor hereby pledges, assigns, hypothecates, sets over and conveys to Lender and grants to Lender a continuing security interest in and to, all of its rights in and to all Collateral now or hereafter owned or acquired by such Grantor or in which such Grantor now has or hereafter has or acquires any rights, and wherever located. The Security Interests are granted as security only and shall not subject Lender, or transfer to Lender, or in any way affect or modify, any obligation or liability of the Grantor with respect to any Collateral or any transaction in connection therewith.

SECTION 4. Further Assurances; Covenants.

(a)     General.

(i)     No Grantor shall change the location of its chief executive office or principal place of business unless it shall have given Lender thirty (30) days’ prior notice thereof, as well as executed and delivered to Lender all financing statements and financing statement amendments which Lender may request in connection therewith. No Grantor shall change the locations, or establish new locations, where it keeps or holds any of the Collateral or any records relating thereto from the applicable locations described in the Perfection Certificates attached hereto as composite Schedule III unless such Grantor shall have given Lender thirty (30) days’ prior notice of such change of location.

(ii)     No Grantor shall change its name, organizational identification number, identity or jurisdiction or form of organization in any manner unless it shall have given Lender thirty (30) days’ prior written notice thereof, and executed and delivered to Lender all financing statements and financing statement amendments which Lender may reasonably request in connection therewith. No Grantor shall merge or consolidate into, or transfer any of the Collateral to, any other Person other than another Grantor, other than as permitted by this Agreement and the Credit Agreement.

(iii)     Each Grantor hereby authorizes Lender, its counsel or its representative, at any time and from time to time, to file financing statements and amendments that describe the Collateral, in such jurisdictions as are necessary or desirable in order to perfect the security interests granted by such Grantor under this Agreement. Each Grantor will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC) that from time to time may be necessary, or that Lender may request, in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the Security Interests or to enable Lender to obtain the full benefits of this Agreement, or to enable Lender to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of its Collateral. Each Grantor hereby authorizes Lender to execute and file financing statements, financing statement amendments or continuation statements on behalf of such Grantor. Each Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Grantors shall pay the costs of, or incidental to, any recording or filing of any financing statements, financing statement amendments or continuation statements necessary in the sole discretion of Lender, to perfect Lender’s security interest in the Collateral.

(iv)     Except as set forth in the Perfection Certificates attached hereto as composite Schedule III, no Grantor shall permit any of its Inventory to be in the possession of any other Person unless pursuant to an agreement in form and substance satisfactory to Lender and (A) such Person has acknowledged that (1) it holds possession of such Inventory for Lender’s benefit, subject to Lender’s instructions, and (2) such Person does not have a Lien in such Inventory, (B) such Person agrees not to hold such Inventory on behalf of any other Person and (C) such Person agrees that, after the occurrence and during the continuance of an Event of Default and upon request by Lender it will issue and deliver to Lender warehouse receipts, bills of lading or any similar documents relating to such Collateral in Lender’s name and in form and substance acceptable to Lender.

(v)     No Grantor shall (A) sell, transfer, lease, exchange, assign or otherwise dispose of, or grant any option, warrant or other right with respect to, any of its Collateral other than sales of assets permitted under Section 7.06 of the Credit Agreement; or (B) create, incur or suffer to exist any Lien with respect to any Collateral, except for the Liens expressly permitted under Section 7.02 of the Credit Agreement.

(vi)     Each Grantor will, promptly upon request, provide to Lender all information and evidence it may reasonably request concerning the Collateral, to enable Lender to enforce the provisions of this Agreement.

(vii)     Each Grantor shall take all actions necessary or reasonably requested by Lender in order to maintain the perfected status of the Security Interests.

(viii)     No Grantor shall file any amendment to or termination of a financing statement naming any Grantor as debtor and Lender as secured party, or any correction statement with respect thereto, in any jurisdiction until such time as the Secured Obligations have been satisfied and Lender has released its security interests granted hereunder.

(b)     Accounts, Etc.

(i)     Each Grantor shall use all commercially reasonable efforts consistent with prudent business practice to cause to be collected from its Account Debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. The costs and expenses (including, without limitation, reasonable attorneys’ fees actually incurred) of collection of Accounts incurred by such Grantor or Lender shall be borne by the Grantors.

(ii)     Upon the occurrence and during the continuance of any Event of Default, each Grantor shall, at the request and option of Lender, notify Account Debtors and other Persons obligated on the Accounts or any of the Collateral of the security interest of Lender in any Account or other Collateral and that payment thereof is to be made directly to Lender, and may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon any Grantor, so notify Account Debtors and other Persons obligated on Collateral. After the making of such a request or the giving of any such notification, each Grantor shall hold any proceeds of collection of the Accounts and such other Collateral received by such Grantor as trustee for Lender without commingling the same with other funds of such Debtor and shall turn the same over to Lender in the identical form received, together with any necessary endorsements or assignments. Lender shall apply the proceeds of collection of the Accounts and other Collateral received by Lender to the Obligations in accordance with the provisions of the Credit Agreement, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

(iii)     Each Grantor will perform and comply in all material respects with all of its obligations in respect of Accounts.

(iv)     Anything herein to the contrary notwithstanding, each of the Grantors shall remain liable under each of its Accounts, contracts and agreements to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account or the terms of such contract or agreement. Lender shall not have any obligation or liability under any Account (or any agreement giving rise thereto), contract or agreement by reason of or arising out of this Agreement or the receipt by Lender of any payment relating to such Account, contract or agreement pursuant hereto, nor shall Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto), contract or agreement, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(v)     At any time and from time to time, Lender shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Grantors shall furnish all such assistance and information as Lender may reasonably require in connection with such test verifications. Upon Lender’s request and at the expense of the Grantors, the Grantors shall cause their independent public accountants or others reasonably satisfactory to Lender to furnish to Lender reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. Lender in its own name or in the name of others may communicate with Account Debtors on the Accounts to verify with them to Lender’s reasonable satisfaction the existence, amount and terms of any Accounts.

(c)     Deposit Accounts, Subsidiary Capital Stock.

(i)     No Grantor shall open or maintain any Deposit Accounts other than those listed on the Perfection Certificate attached hereto as Schedule III or Excluded Accounts (as such term is defined in the Credit Agreement) and such other Deposit Accounts as such Grantor shall open and maintain with the consent of Lender subject to control agreements, in form and substance satisfactory to Lender in its sole discretion, executed by such Grantor, the bank at which the deposit account is located and Lender.

(ii)     Each Grantor, at any time and from time to time, will (a) take such steps as Lender may reasonably request from time to time for Lender to obtain “control” of any of the Subsidiary Capital Stock which is subject to this Agreement, with any agreements establishing control to be in form and substance reasonably satisfactory to Lender, and (b) otherwise to insure the continued perfection and priority of Lender’s security interest in any of the Collateral and of the preservation of its rights therein. Each Grantor specifically covenants and agrees that upon the formation or acquisition of any Subsidiary, such Grantor shall subject 100% of the Capital Stock of any Domestic Subsidiary and 60% of the Capital Stock of any Foreign Subsidiary so formed or acquired to the security interest and lien of this Agreement and shall execute and deliver to Lender a Supplement in the form of Annex 1 to this Agreement describing with the specificity the Capital Stock in the Domestic Subsidiary or Foreign Subsidiary formed or acquired and required to be made subject of this Agreement and shall further deliver to Lender all original certificates evidencing any such Capital Stock, together with appropriate stock or other powers executed in blank with respect to such certificates, to the extent that such Capital Stock is “certificated” and shall otherwise take such actions as are required by the first sentence of this clause (ii). The execution and delivery of any instrument supplementing this Agreement so as to add Subsidiary Capital Stock as herein contemplated shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any such additional Subsidiary Capital Stock.

(d)     Insurance. Each Grantor shall have its Inventory insured against loss or damage by fire, theft, burglary, pilferage, loss in transportation and such other hazards as Lender shall reasonably specify, by reputable and financially viable insurers (having a rating of A or A-: Class V or better by Best’s Key Rating Guide), in amounts satisfactory to Lender and under policies containing loss payable clauses satisfactory to Lender. Any such insurance policies, or certificates or other evidence thereof satisfactory to Lender, shall be deposited with Lender. Each Grantor agrees that Lender shall have a security interest in such policies and the proceeds of such policies thereof, and if any loss shall occur during the continuation of an Event of Default, the proceeds relating to the loss or damage of the Inventory may be applied to the payment of the Obligations or to the replacement or restoration of the Inventory damaged or destroyed, as Lender may elect or direct. After the occurrence and during the continuance of an Event of Default, Lender shall have the right to file claims under any insurance policies, to receive receipt and give acquittance for any payments that may be made thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect to the collection, compromise, or settlement of any claims under any of the insurance policies.

SECTION 5. Reporting and Recordkeeping. Each Grantor covenants and agrees with Lender that from and after the date of this Agreement and until the Secured Obligations have been indefeasibly paid in full in cash:

(a)     Maintenance of Records Generally. Each Grantor will keep and maintain at its own cost and expense records of its Collateral, complete in all material respects, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with its Collateral. Each Grantor will mark its books and records pertaining to its Collateral to evidence this Agreement and the Security Interests. For Lender’s further security, each Grantor agrees that Lender shall have a security interest in all of such Grantor’s books and records pertaining to its Collateral and, upon the occurrence and during the continuation of any Event of Default, such Grantor shall deliver and turn over full and complete copies of any such books and records to Lender or to its representatives at any time on demand of Lender. Upon reasonable notice from Lender, each Grantor shall permit any representative of Lender to inspect such books and records and will provide photocopies thereof to Lender.

(b)     Special Provisions Regarding Maintenance of Records and Reporting Re: Accounts, and Inventory.

(i)     Each Grantor shall keep complete and materially accurate records of its Accounts. Upon the request of Lender, such Grantor shall deliver to Lender all documents, including, without limitation, repayment histories and present status reports, relating to its Accounts so scheduled and such other matters and information relating to the status of its then existing Accounts as Lender shall reasonably request.

(ii)     Each Grantor shall maintain itemized records, accurate in all material respects, itemizing and describing the kind, type, quality, quantity, location and book value of its Inventory and shall, upon request by Lender, furnish Lender with a current schedule containing the foregoing information.

(iii)     If any Account, arises out of a contract with the United States of America, or any department, agency, subdivision or instrumentality thereof, or of any state (or department, agency, subdivision or instrumentality thereof) where such state has a state assignment of claims act or other law comparable to the Federal Assignment of Claims Act, such Grantor will take any action required or requested by Lender to give notice of Lender’s security interest in such Accounts under the provisions of the Federal Assignment of Claims Act or any comparable law or act enacted by any state or local governmental authority; and

(iv)     Such Grantor at its expense will cause independent public accountants reasonably satisfactory to Lender to prepare and deliver to Lender at any time and from time to time promptly upon Lender’s request made when any Event of Default exists, the following reports: (A) a reconciliation of all of its Accounts, (B) an aging of all of its Accounts, (C) trial balances, and (D) a test verification of such Accounts.

(c)     Further Identification of Collateral. Each Grantor will if so requested by Lender furnish to Lender, as often as Lender reasonably, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

(d)     Notices. In addition to the notices required by Section 5(b) hereof, each Grantor will advise Lender promptly, but in no event later than thirty (30) days after the occurrence thereof, in reasonable detail, (i) of any Lien or claim made or asserted against any of the Collateral that is not expressly permitted by the terms of the Credit Agreement, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the validity, perfection or priority of the Security Interests.

SECTION 6. General Authority. Each Grantor hereby irrevocably appoints, so long as any Obligations remain outstanding, Lender its true and lawful attorney, with full power of substitution, in the name of such Grantor, Lender or otherwise, for the sole use and benefit of Lender, but at such Grantor’s expense, to exercise, at any time (subject to the proviso below) all or any of the following powers:

(i)     to file the financing statements, financing statement amendments and continuation statements referred to in Section 4(a)(iii),

(ii)     to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to any Collateral or by virtue thereof,

(iii)     to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any Collateral,

(iv)     to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as fully and effectually as if Lender were the absolute owner thereof, and

(v)     to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference to the Collateral;

provided, however, that the powers described in clauses (ii), (iii), (iv) and (v) above may be exercised by Lender only if an Event of Default then exists.

SECTION 7. Events of Default. Each of the following specified events shall constitute an Event of Default under this Agreement:

(a)     The existence or occurrence of any “Event of Default” as provided under the terms of the Credit Agreement;

(b)     Any representation or warranty made by or on behalf of any Grantor under or pursuant to this Agreement shall have been false or misleading in any material respect when made; or

(c)     Any Grantor shall fail, in any material respect, to observe or perform any covenant or agreement set forth in this Agreement other than those referenced in paragraphs (a) and (b) above, and if such failure is capable of being remedied, such failure shall remain unremedied for thirty (30) days.

SECTION 8. Remedies upon Event of Default.

(a)     If any Event of Default has occurred and is continuing, Lender may, without further notice, exercise all rights and remedies under this Agreement or any other Loan Document or that are available to a secured creditor under the UCC or that are otherwise available at law or in equity, at any time, in any order and in any combination, including to collect any and all Secured Obligations from the Grantors, and, in addition, Lender may sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as Lender may deem satisfactory. Lender shall give the Borrower not less than ten (10) days’ prior written notice of the time and place of any sale or other intended disposition of Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Each Grantor agrees that any such notice constitutes "reasonable notification" within the meaning of Section 9-611 of the UCC (to the extent such Section or any successor provision under the UCC is applicable).

(b)     Lender may be the purchaser of any or all of the Collateral so sold at any public sale (or, if such Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations or if otherwise permitted under applicable law, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. Each Grantor agrees during an Event of Default to execute and deliver such documents and take such other action as Lender reasonably deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely, free from any claim or right of any kind, including any equity or right of redemption of the Grantors. To the extent permitted by applicable law, each Grantor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Lender may fix in the notice of such sale. At any such sale Collateral may be sold in one (1) lot as an entirety or in separate parcels, as Lender may determine. Lender shall not be obligated to make any such sale pursuant to any such notice. Lender may, without notice or publication (other than any notices required by this Section 8 or by applicable law), adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, such Collateral so sold may be retained by Lender until the selling price is paid by the purchaser thereof, but Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for such Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. Lender, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. The Grantors shall remain liable for any deficiency.

(c)     For the purpose of enforcing any and all rights and remedies under this Agreement, Lender may (i) require any Grantor to, and each Grantor agrees that it will, at the joint and several expense of the Grantors, and upon the request of Lender, forthwith assemble all or any part of its Collateral as directed by Lender and make it available at a place designated by Lender which is, in Lender’s opinion, reasonably convenient to Lender and such Grantor, whether at the premises of such Grantor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any such Collateral is or may be located and, without charge or liability to Lender, seize and remove such Collateral from such premises, (iii) have access to and use such Grantor’s books and records, computers and software (subject to the terms of applicable licenses) relating to the Collateral, and (iv) prior to the disposition of any of the Collateral, store or transfer such Collateral without charge in or by means of any storage or transportation facility owned or leased by such Grantor, process, repair or recondition such Collateral or otherwise prepare it for disposition in any manner and to the extent Lender deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used such Grantor.

SECTION 9. Limitation on Duty of Lender in Respect of Collateral. Beyond reasonable care in the custody thereof, Lender shall have no duty as to any Collateral of any Grantor in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Lender shall be deemed to have exercised reasonable care in the custody of the Collateral of the Grantors in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property, and Lender shall not be liable or responsible for any loss or damage to any of the Grantors’ Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Lender in good faith.

SECTION 10. Application of Proceeds. The proceeds of any sale of, or other realization upon, all or any part of the Collateral of the Grantors shall be applied by Lender in the manner set forth in Sections 3.03(d) and 8.02 of the Credit Agreement.

SECTION 11. Expenses. In the event that any Grantor fails to comply with the provisions of the Credit Agreement, this Agreement or any other Loan Document, such that the value of any of its Collateral or the validity, perfection, rank or value of the Security Interests are thereby diminished or potentially diminished or put at risk, Lender may, but shall not be required to, effect such compliance on behalf of such Grantor, and the Grantors shall jointly and severally reimburse Lender for the reasonable and actual costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping such Collateral, any and all excise, stamp, intangibles, transfer, property, sales, and use taxes imposed by any state, federal, or local authority or any other governmental authority on any of such Collateral, or in respect of periodic appraisals and inspections of such Collateral, or in respect of the sale or other disposition thereof, shall be borne and paid by the Grantors jointly and severally; and if the Grantors fail promptly to pay any portion thereof when due, Lender may, at its option, but shall not be required to, pay the same and charge the Grantors’ accounts therefor, and the Grantors agree jointly and severally to reimburse Lender therefor on demand. All sums so paid or incurred by Lender for any of the foregoing and any and all other sums for which the Grantors may become liable hereunder and all reasonable costs and expenses (including reasonable attorneys’ fees, legal expenses and court costs) incurred by Lender in enforcing or protecting the Security Interests or any of its rights or remedies thereon shall be payable by the Grantors on demand and shall bear interest (after as well as before judgment) until paid at the default rate of interest set forth in the Credit Agreement and shall be additional Secured Obligations hereunder.

SECTION 12. Termination of Security Interests; Release of Collateral. Upon the repayment in full in cash of all Secured Obligations (other than those Secured Obligations relating to Rate Management Obligations (except to the extent of any Excluded Swap Obligations which shall not be secured by this Agreement) or the Treasury Management Obligations), termination of Lender’s commitment to make Advances under the Revolving Credit Facility under the Credit Agreement and the cash collateralization of the LC Exposure, the Security Interests shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination of the Security Interests or release of such Collateral, Lender will promptly upon the Grantor’s request and contemporaneously with any refinancing of the Obligations, at the expense of the Borrower, execute and deliver to the Borrower such documents as the Grantors shall reasonably request, but without recourse or warranty to Lender, including but not limited to written authorization to file termination statements to evidence the termination of the Security Interests in such Collateral, and will duly assign and transfer to such Grantor such of the Collateral that may be in the possession of Lender.

SECTION 13. Notices. All notices, requests and other communications to the Grantors or Lender hereunder shall be delivered in the manner required by the Credit Agreement and shall be sufficiently given to Lender or any Grantor if addressed or delivered to them at, in the case of Lender and the Borrower, its addresses and telecopier numbers specified in the Credit Agreement and in the case of any other Grantors, at their respective addresses and telecopier numbers provided in the Subsidiary Guaranty Agreement. All such notices and communications shall be deemed to have been duly given at the times set forth in the Credit Agreement.

SECTION 14. No Waiver; Remedies Cumulative. No failure or delay on the part of Lender in exercising any right or remedy hereunder, and no course of dealing between any Grantor on the one hand and Lender or any holder of any Note on the other hand shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder. The rights and remedies herein and in the other Loan Documents are cumulative and not exclusive of any rights or remedies which Lender would otherwise have. No notice to or demand on the Grantors not required hereunder in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Lender to any other or further action in any circumstances without notice or demand.

SECTION 15. Successors and Assigns. This Agreement is for the benefit of Lender and its successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Grantors and their successors and assigns; provided, however, that no Grantor may assign any of its rights or obligations hereunder without the prior written consent of Lender.

SECTION 16. Amendments. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 17. Governing Law; Waiver of Jury Trial.

(a)     THIS AGREEMENT AND THE RIGHTS AND SECURED OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF FLORIDA, EXCEPT TO THE EXTENT THAT PERFECTION (AND THE EFFECT OF PERFECTION AND NONPERFECTION) AND CERTAIN REMEDIES MAY BE GOVERNED BY THE LAWS OF ANY JURISDICTION OTHER THAN FLORIDA. THIS AGREEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA.

(b)     GRANTORS IRREVOCABLY AND UNCONDITIONALLY SUBMIT, FOR THEMSELF AND THEIR PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA AND THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF FLORIDA, TAMPA DIVISION, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH FLORIDA STATE COURT OR, TO THE EXTENT PERMITTED BY APPLICABLE LAW, SUCH FEDERAL COURT. EACH GRANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST SUCH GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)     EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING DESCRIBED IN PARAGRAPH (B) OF THIS SECTION AND BROUGHT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH GRANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)     EACH GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(e)     EACH GRANTOR HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING AMONG THE PARTIES HERETO DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH GRANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS NOT BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 18. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 19. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one (1) and the same instruments.

SECTION 20. Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

SECTION 21. Additional Grantors. Pursuant to Section 6.19 of the Credit Agreement, each Subsidiary Loan Party that was not in existence on the date of the Credit Agreement is required to enter into this Agreement as a Grantor upon becoming a Subsidiary Loan Party. Upon execution and delivery after the date hereof by Lender and such Subsidiary of an instrument in the form of Annex 2, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the Grantors have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

SUPERIOR UNIFORM GROUP, INC.,

a Florida corporation

By: /s/ Andrew D. Demott, Jr.___________

       Andrew D. Demott, Jr., Executive Vice

       President, Chief Financial Officer and

       Treasurer

FASHION SEAL CORPORATION,

a Nevada corporation

By: /s/ Andrew D. Demott, Jr.___________

      Andrew D. Demott, Jr.,

      President

SUPERIOR OFFICE SOLUTIONS, INC.,

a Nevada corporation

By: /s/ Andrew D. Demott, Jr.  ___________

      Andrew D. Demott, Jr.,

      President

THE OFFICE GURUS, LLC,

a Florida limited liability company

By: SUPERIOR UNIFORM GROUP, INC.,

a Florida corporation, its Managing Member

By: /s/ Andrew D. Demott, Jr.___________

       Andrew D. Demott, Jr.,

       Executive Vice President, Chief

       Financial Officer and Treasurer

[SIGNATURE PAGE TO SECURITY AGREEMENT]

ANNEX 1 TO THE

SECURITY AGREEMENT

COLLATERAL SUPPLEMENT NO. [   ] dated as of [                ], to the Security Agreement (the “Security Agreement”) dated as of July 1, 2013, among Superior Uniform Group, Inc., a Florida corporation (the “Borrower”), each of the direct and indirect Subsidiaries of Borrower listed on Schedule I thereto, and each direct or indirect Subsidiary subsequently becoming a party thereto as provided in Section 21 thereof (Borrower and each such Subsidiary individually, a “Grantor” and collectively, the “Grantors”) and Fifth Third Bank, an Ohio banking corporation (the “Lender”).

A.     Reference is made to the Second Amended and Restated Credit Agreement dated as of July 1, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lender and certain other Loan Parties (as defined therein).

B.     Capitalized or initially capitalize terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

C.     The Grantors have entered into the Security Agreement in order to induce the Lender to extend the Credit Facilities and to issue Letters of Credit. Pursuant to Section 6.19 of the Credit Agreement, upon the acquisition and formation of any Subsidiary subsequent to the date of the Credit Agreement, the Grantor owning the Capital Stock of such Subsidiary is required to pledge to Lender 100% of the Capital Stock of such Subsidiary if it is a Domestic Subsidiary and 60% of the Capital Stock of such Subsidiary if it is a Foreign Subsidiary. Clause (ii) of Section 4(c) of the Security Agreement provides that upon formation or acquisition of any such Subsidiary, the Grantor forming or acquiring Capital Stock in such Subsidiary shall execute a supplement in the form hereof in order to modify Schedule IV to the Security Agreement so as to include the Capital Stock of the Domestic Subsidiary and/or a Foreign Subsidiary being formed or acquired as aforesaid.

Accordingly, the undersigned Grantor agrees with Lender as follows:

Section 1. In accordance with Clause (ii) of Section 4(c) of the Security Agreement, Grantor by its signature below grants to Lender a security interest in the Subsidiary Capital Stock described on Schedule I hereto and Grantor (a) agrees that the Subsidiary Capital Stock descried on Schedule I shall be subject to the security interest, lien, encumbrance, and operation of the Security Agreement in favor of Lender, (b) Schedule IV of the Security Agreement is hereby supplemented and amended so as to include, without limitation, the Subsidiary Capital Stock described on Schedule I hereto and (c) represents and warrants that the representations and warranties made by the Grantors thereunder, including without limitation those representations and warranties as to Subsidiary Capital Stock are true and correct on and as of the date hereof with respect to the Subsidiary Capital Stock described on Schedule I hereto. Each reference to Subsidiary Capital Stock in the Security Agreement shall be deemed to include the Subsidiary Capital Stock described on Schedule I hereto. The Security Agreement is hereby incorporated herein by reference.

Section 2. Grantor represents and warrants to Lender that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

Section 3. This Supplement may be executed in counterparts each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when Lender shall have received counterparts of this Supplement that, when taken together, bear the signatures of Grantor and Lender of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

Section 4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

Section 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA.

Section 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7. Grantor agrees to reimburse Lender for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for Lender.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, Grantor and Lender have duly executed this Collateral Supplement to the Security Agreement as of the day and year first above written.

[Name of Grantor]

By:

     Name:

     Title:

     Address:

FIFTH THIRD BANK,

an Ohio banking corporation

By:

     Name:

     Title:

ANNEX 2 TO THE

SECURITY AGREEMENT

SUPPLEMENT NO. [ ] dated as of [ ], to the Security Agreement (the “Security Agreement”) dated as of July 1, 2013, among Superior Uniform Group, Inc., a Florida corporation (the “Borrower”), each of the direct and indirect Subsidiaries of Borrower listed on Schedule I thereto, and each direct or indirect Subsidiary subsequently becoming a party thereto as provided in Section 21 thereof (Borrower and each such Subsidiary individually, a “Grantor” and collectively, the “Grantors”) and Fifth Third Bank, an Ohio banking corporation (the “Lender”).

A.     Reference is made to the Second Amended and Restated Credit Agreement dated as of July 1, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lender and certain other Loan Parties (as defined therein).

B.     Capitalized or initially capitalize terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

C.     The Grantors have entered into the Security Agreement in order to induce the Lender to extend the Credit Facilities and to issue Letters of Credit. Pursuant to Section 6.19 of the Credit Agreement, each Subsidiary Loan Party that was not in existence or not a Subsidiary Loan Party on the date of the Credit Agreement is required to enter into the Security Agreement as a Grantor upon becoming a Subsidiary Loan Party. Section 21 of the Security Agreement provides that additional direct or indirect Domestic Subsidiaries of the Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Domestic direct or indirect Subsidiary of the Borrower (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce Lender to make additional advances under the Credit Facilities and to issue additional Letters of Credit and as consideration for Term Loan and/or or Advances under the Revolving Credit Facility previously made and Letters of Credit previously issued.

Accordingly, New Grantor agrees with Lender as follows:

Section 1. In accordance with Section 21 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as Grantor thereunder and (b) represents and warrants that the representations and warranties made by it (but not the other Grantors) as a Grantor thereunder are true and correct on and as of the date hereof. Each reference to a Grantor in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

Section 2. The New Grantor represents and warrants to Lender that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

Section 3. This Supplement may be executed in counterparts each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when Lender shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and Lender of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

Section 4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

Section 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA.

Section 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7. All communications and notices hereunder shall be in writing and given as provided in Section 13 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

Section 8. The New Grantor agrees to reimburse Lender for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for Lender.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the New Grantor and Lender have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR]

By:

     Name:

     Title:

     Address:

FIFTH THIRD BANK,

an Ohio banking corporation

By:

     Name:

     Title: